                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                FORM 8-K/A NO. 2

Current report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               __________________


                        Commission File Number 333-21873

        Date of Report (date of earliest event reported): JUNE 30, 1997


                             FIRST INDUSTRIAL, L.P.
             (Exact name of Registrant as specified in its Charter)



                DELAWARE                             36-3924586
       (State or other jurisdiction of          (I.R.S. Employer
      incorporation or organization)            Identification No.)





            311 S. WACKER DRIVE, SUITE 4000, CHICAGO, ILLINOIS 60606
                    (Address of principal executive offices)


                                 (312) 344-4300
              (Registrant's telephone number, including area code)

                 ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On June 30, 1997, First Industrial, L.P. ( the "Operating Partnership"), acquired 12 light industrial properties, two bulk warehouses and one office building (the "Punia Phase I Properties") in New Jersey, totaling 697,778 square feet of gross leasable area (the "Punia Phase I Acquisition"). The Punia Phase I Properties were acquired for approximately $39.2 million which was funded with $36.0 million in cash and the issuance of 107,516 limited partnership units in the Operating Partnership (the "Units") valued at $3.2 million. The $36 million in cash was funded with borrowings under the Operating Partnership's $200 million unsecured revolving credit facility (the "1996 Unsecured Acquisition Facility") with a group of banks for which the First National Bank of Chicago and the Union Bank of Switzerland act as agents. The $36.0 million borrowed under the Operating Partnership's 1996 Unsecured Acquisition Facility currently bears interest at LIBOR plus 1%. The Punia Phase I Properties were acquired from Ethel Road Associates, Gamma Three Associates, Jayeff Associates, RCP Associates, 244 Sheffield Associates, South Broad Company, Suburban Roseland Associates, World's Fair 25 Associates, World's Fair Associates, World's Fair Office Associates, and World's Fair V Associates (together, the "Punia Group"). Prior to the Punia Phase I Acquisition, the Punia Group was not affiliated with the Operating Partnership, any affiliate of the Operating Partnership or any officer of the Operating Partnership. Following the Punia Phase I Acquisition, Jeff Punia and Hayden Tiger were appointed Regional Directors. The Punia Phase I Properties will continue to be used for light industrial, bulk warehouse and office use under the existing lease terms.

     In connection with the Punia Phase I Acquisition, the Operating Partnership completed negotiations with the Punia Group to acquire an additional 33 properties totaling 1,055,344 square feet of gross leasable area (the "Punia Phase II Properties") and additional parcels of land for approximately $65.9 million (the "Punia Phase II Acquisition"). The Punia Phase II Acquisition will be funded with cash and Units and is scheduled to close by September 30, 1997. The Punia Phase II Properties will be used for light industrial, bulk warehouse and office use under the existing lease terms.


                             ITEM 5.  OTHER EVENTS

     The Operating Partnership acquired 16 industrial properties and one parking lot, exclusive of the Punia Phase I Acquisition described above, during the period February 1, 1997 through July 14, 1997, the closing date of the last industrial property acquired. The combined purchase price for these industrial properties and parking lot totaled approximately $49.7 million, excluding closing costs incurred in conjunction with the acquisition of the industrial properties and parking lot. The 16 industrial properties and one parking lot acquired are described below and were funded with working capital and borrowings under the Operating Partnership's 1996 Unsecured Acquisition Facility. The Operating Partnership has continued the pre-acquisition uses of the properties.

- On February 20, 1997, the Operating Partnership purchased a 58,746 square foot light industrial property located in Dayton, Ohio. The purchase price for the property was approximately $1.5 million. The property was purchased from Danis Properties Co., Inc.

- On March 21, 1997, the Operating Partnership purchased a 179,400 square foot bulk warehouse property located in Taylor, Michigan for approximately $5.1 million. The property was purchased from National Wholesale Drug Company.

- On March 28, 1997, the Operating Partnership purchased a 84,956 square foot light industrial property located in Buffalo Grove, Illinois. The purchase price for the property was approximately $4.1 million. The property was purchased from Wells Fargo Bank, N.A.

- On March 31, 1997, the Operating Partnership purchased a 112,082 square foot light industrial property located in New Brighton, Minnesota. The purchase price for the property was approximately $3.2 million. The property was purchased from Lowy Group, Inc. This property was owner occupied prior to purchase.

- On March 31, 1997, the Operating Partnership purchased a 79,675 square foot light industrial property located in Brooklyn Park, Minnesota. The purchase price for the property was approximately $4.4 million. The property was purchased from Ryan Companies US, Inc. This property was owner occupied prior to purchase.

- On March 31, 1997, the Operating Partnership purchased a parking lot located in Brooklyn Park, Minnesota. The purchase price for the parking lot was approximately $1.3 million. The parking lot was purchased from Damark International, Inc.

- On April 3, 1997, the Operating Partnership purchased a 49,190 square foot light industrial property located in Eden Prairie, Minnesota. The purchase price for the property was approximately $2.1 million. The property was purchased from The Prudential Insurance Company of America.

- On April 4, 1997, the Operating Partnership purchased a 243,000 square foot bulk warehouse property located in Columbus, Ohio for approximately $5.4 million. The property was purchased from PMF Investments, L.L.C. and Walcutt Road LTD.

- On May 29, 1997, the Operating Partnership purchased a 320,171 square foot bulk warehouse property located in Alsip, Illinois for approximately $8.1 million. The property was purchased from Sammis PCA Partners.

- On June 2, 1997, the Operating Partnership purchased two light industrial properties totaling 92,815 square feet located in West Allis, Wisconsin. The purchase price of the properties was approximately $3.2 million. The properties were purchased from RREEF Mid America Fund III.

- On June 5, 1997, the Operating Partnership purchased a 25,150 square foot light industrial property located in Wauwatosa, Wisconsin. The purchase price for the property was approximately $.8 million. The property was purchased from American Paper and Packaging Corporation. This property was owner occupied prior to purchase.

- On June 13, 1997, the Operating Partnership purchased a 25,254 square foot light industrial property located in Green Bay, Wisconsin. The purchase price for the property was approximately $.8 million. The property was purchased from Wisconsin Public Service Corporation. This property was owner occupied prior to purchase.

- On June 20, 1997, the Operating Partnership purchased a 59,075 square foot light industrial property located in LaGrange, Illinois. The purchase price for the property was approximately $2.5 million. The property was purchased from Chicago Trust Company KATN 1535.

- On June 26, 1997, the Operating Partnership purchased a 39,800 square foot light industrial property located in Wauwatosa, Wisconsin. The purchase price for the property was approximately $1.4 million. The property was purchased from Matex, Inc.

- On June 30, 1997, the Operating Partnership purchased a 212,040 square foot light industrial property located in Elk Grove Village, Illinois. The purchase price for the property was approximately $3.1 million. The property was purchased from 2201 Lunt Avenue Venture.

- On July 14, 1997, the Operating Partnership purchased a 52,402 square foot light industrial property located in Oakland, New Jersey. The purchase price for the property was approximately $2.7 million. The property was purchased from Willinger Bros., Inc. This property was owner occupied prior to purchase.

                   ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements:

                 Combined Historical Statements of Revenues and Certain Expenses for the Other 1997 Acquisition Properties - Unaudited.

           *     Combined Historical Statements of Revenues and
                 Certain Expenses for the Punia Acquisition Properties and Notes thereto with Independent Accountant's report dated July 30, 1997

                 Combined Historical Statements of Revenues and Certain Expenses for the 1997 Acquisition I Properties and Notes thereto with Independent Accountant's report dated October 13, 1997.

     (b) Pro Forma Financial Information:

                 Pro Forma Statement of Operations for the Six Months Ended June 30, 1997.

                 Pro Forma Statement of Operations for the Year Ended December 31, 1996.


     (c)  Exhibits.


Exhibits Number         Description
---------------         -----------
    23                  Consent of Coopers & Lybrand L.L.P.
                        Independent Accountants












                *Previously Filed

                        INDEX TO FINANCIAL STATEMENTS


                                                                        PAGE
                                                                        ----
OTHER 1997 ACQUISITION PROPERTIES

   Combined Historical Statements of Revenues and
   Certain Expenses for the Other 1997 Acquisition
   Properties for the Six Months Ended June 30, 1997
   and for the Year Ended December 31, 1996 --Unaudited...........       5


1997  ACQUISITION I PROPERTIES

   Report of Independent Accountants.............................        6

   Combined Historical Statements of Revenues and
   Certain Expenses for the 1997  Acquisition I
   Properties for the Six Months Ended June 30, 1997
   and for the Year Ended December 31, 1996.....................         7

   Notes to Combined Historical Statements of Revenues
   and Certain Expenses........................................          8-9


PRO FORMA FINANCIAL INFORMATION

   Pro Forma Statement of Operations for the Six Months
   Ended June 30,
   1997.......................................................           10

   Notes to Pro Forma Financial Statements....................           11-12

   Pro Forma Statement of Operations for the Year Ended
   December 31, 1996..........................................           13-14

   Notes to Pro Forma Financial Statements...................            15-17

                       OTHER 1997 ACQUISITION PROPERTIES
        COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


     The Combined Historical Statements of Revenues and Certain Expenses as shown below, present the summarized results of operations of nine of the 11 properties acquired by First Industrial, L.P. (the "Operating Partnership") during the period February 1, 1997 through July 14, 1997 ( the "Other 1997 Acquisition Properties"). These statements are exclusive of 15 properties (the "Punia Phase I Properties") acquired by the Operating Partnership and 33 properties (the "Punia Phase II Properties") contracted to be acquired by the Operating Partnership (together, the "Punia Acquisition Properties"), which have been audited and are reported on Form 8-K/A No.1, dated June 30, 1997, two properties (the "1997 Acquisitions I Properties") acquired by the Company which have been audited and are included elsewhere in this Form 8-K/A No. 2, one parking lot and five properties occupied by the previous owner during the period February 1, 1997 through July 14, 1997.

     The Other 1997 Acquisition Properties were acquired for an aggregate purchase price of approximately $23.0 million, have an aggregate gross leaseable area of 776,022 square feet and were 97.7% leased as of June 30, 1997. A description of each property is included in Item 5.


                                                                                       FOR THE SIX             FOR THE
                                                                                       MONTHS ENDED           YEAR ENDED
                                                                                      JUNE 30, 1997       DECEMBER 31, 1996
                                                                                       (UNAUDITED)           (UNAUDITED)
                                                                                 --------------------   --------------------

Revenues:
  Rental Income..........................................................            $   1,435               $      2,749
  Tenant Recoveries and Other Income.....................................                  572                        987
                                                                                 -------------           ----------------
        Total Revenues...................................................                2,007                      3,736
                                                                                 -------------           ----------------
Expenses:
  Real Estate Taxes......................................................                  515                      1,051
  Repairs and Maintenance................................................                   51                         99
  Property Management....................................................                   22                         60
  Utilities..............................................................                    9                         27
  Insurance..............................................................                    9                         23
  Other..................................................................                   16                        ---
                                                                                 -------------           ----------------
        Total Expenses...................................................                  622                      1,260
                                                                                 -------------           ----------------
Revenues in Excess of Certain Expenses...................................          $     1,385               $      2,476
                                                                                 =============           ================

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Partners of First Industrial, L.P.


     We have audited the accompanying combined historical statement of revenues and certain expenses of the 1997 Acquisition I Properties as described in Note 1 for the year ended December 31, 1996. This financial statement is the responsibility of the 1997 Acquisition I Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined historical statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A No.2 dated June 30, 1997 of First Industrial, L.P. and is not intended to be a complete presentation of the 1997 Acquisition I Properties' revenues and expenses.

     In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the 1997 Acquisition I Properties for the year ended December 31, 1996 in conformity with generally accepted accounting principles.






                                             COOPERS & LYBRAND L.L.P.
Chicago, Illinois
October  13, 1997

                         1997 ACQUISITION I PROPERTIES
        COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)




                                                                                       FOR THE SIX
                                                                                       MONTHS ENDED             FOR THE
                                                                                      JUNE 30, 1997           YEAR ENDED
                                                                                       (UNAUDITED)        DECEMBER 31, 1996
                                                                                   ------------------    -------------------
Revenues:
  Rental Income..........................................................            $           772       $         1,451
  Tenant Recoveries and Other Income.....................................                        302                   648
                                                                                   -----------------      ----------------
        Total Revenues...................................................                      1,074                 2,099
                                                                                   -----------------      ----------------
Expenses:
  Real Estate Taxes......................................................                        244                   490
  Repairs and Maintenance................................................                         33                   102
  Property Management....................................................                         26                    54
  Utilities..............................................................                          2                     7
  Insurance..............................................................                          6                    22
  Other..................................................................                        ---                   ---
                                                                                   -----------------      ----------------
        Total Expenses...................................................                        311                   675
                                                                                   -----------------      ----------------
Revenues in Excess of Certain Expenses...................................          $             763       $         1,424
                                                                                   =================      ================

    The accompanying notes are an integral part of the financial statements.

                         1997 ACQUISITION I PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


1. BASIS OF PRESENTATION.

     The Combined Historical Statements of Revenues and Certain Expenses (the "Statements") combined the results of operations of two properties acquired by First Industrial, L.P. (the "Operating Partnership") during the period February 1, 1997 through July 14, 1997 (the "1997 Acquisition I Properties").

     The 1997 Acquisition I Properties were acquired for an aggregate purchase price of approximately $13.5 million and were 98.5% leased at June 30, 1997.



                                                SQUARE
                               # OF             FEET                 DATE                  DATE RENTAL
METROPOLITAN AREA           PROPERTIES       (UNAUDITED)           ACQUIRED             HISTORY COMMENCED
-----------------        -------------------------------           --------             -----------------
Columbus, OH                    1             243,000           April 4, 1997           January 1, 1996
Chicago, IL                     1             320,171           May 29, 1997            January 1, 1996
                            ----------------------------
  TOTAL                         2             563,171
                            ============================

     The unaudited Combined Historical Statement of Revenues and Certain Expenses for the six months ended June 30, 1997 reflects, in the opinion of management, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

     The Statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the 1997 Acquisition I Properties that may not be comparable to the expenses expected to be incurred in their proposed future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

     In order to conform with generally accepted accounting principles, management, in preparation of the Statements, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.


Revenue and Expense Recognition

     The Statements have been prepared on the accrual basis of accounting.

     Rental income is recorded when due from tenants. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease.

                         1997 ACQUISITION I PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)

3. FUTURE RENTAL REVENUES

     The 1997 Acquisition I Properties are leased to tenants under net and semi-net operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 1996 are approximately as follows:




                     1997
                  Acquisition I
                   Properties
                -----------------

1997              $     1,526
1998                    1,373
1999                      357
2000                       12
2001                      ---
Thereafter                ---
                -------------
Total             $     3,268
                =============

     Two tenants represent approximately 60.4% and 12.8% of rental income, respectively, for the year ended December 31, 1996 and 55.3% and 14.4% of the gross leasable area, respectively, at December 31, 1996.

                             FIRST INDUSTRIAL, L.P.
                       PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                             (DOLLARS IN THOUSANDS)




                                                   First              1997               Lazarus           Punia
                                                Industrial,        Acquisition           Burman          Acquisition
                                                   L.P.             Property           Properties        Properties
                                               (Historical)       (Historical)         (Historical)     (Historical)
                                                Note 2 (a)         Note 2 (b)           Note 2 (c)       Note 2 (d)
                                              -------------     ---------------      ---------------    ---------------
REVENUES:
  Rental Income.........................        $   32,447        $     20              $    1,501        $   5,354
  Tenant Recoveries and Other
    Income..............................             7,831               5                     374            1,157
                                              ------------        --------              ----------        ---------
        Total Revenues..................            40,278              25                   1,875            6,511
                                              ------------        --------              ----------        ---------
EXPENSES:
 Real Estate Taxes......................             6,933               4                     396              983
  Repairs and Maintenance...............             1,715               1                     119              267
  Property Management...................             1,766               1                      59              124
  Utilities.............................             1,160               3                      77              268
  Insurance.............................                95             ---                      22               85
  Other.................................               514             ---                      37              ---
  General and Administrative.......                  2,642             ---                     ---              ---
  Interest Expense......................             9,107             ---                     ---              ---
  Amortization of Interest Rate
    Protection Agreements and
    Deferred Financing Costs............                 8             ---                     ---              ---
  Depreciation and Other
   Amortization.........................             6,243             ---                     ---              ---
                                              ------------        --------              ----------        ---------
        Total Expenses..................            30,183               9                     710            1,727
                                              ------------        --------              ----------        ---------
Income Before Disposition of
  Interest Rate Protection
  Agreements, Gain on Sales of
  Properties, Equity in Income
  of  Other Real Estate
  Partnerships  and
  Extraordinary Item....................            10,095              16                   1,165            4,784
Disposition of Interest Rate
  Protection Agreements.................             4,038             ---                     ---              ---
Gain on Sales of Properties.............               460             ---                     ---              ---
                                              ------------        --------              ----------        ---------
Income Before Equity in Income
   of Other Real Estate
  Partnerships and Extraordinary
   Item.................................            14,593              16                   1,165            4,784
Equity in Income of
   Other Real Estate
   Partnerships.........................             8,030             ---                     ---              ---
                                              ------------        --------              ----------        ---------
Income Before
   Extraordinary  Item..................        $   22,623        $     16              $    1,165        $   4,784
                                              ============        ========              ==========        =========


                                                   Other 1997            1997
                                                   Acquisition       Acquisition I                        First
                                                  Properties         Properties        Pro Forma        Industrial,
                                                 (Historical)       (Historical)      Adjustments         L.P.
                                                  Note 2 (e)         Note 2 (f)         Note 2 (g)       Pro Forma
                                              ---------------      -------------      ---------------  ------------
REVENUES:
  Rental Income.........................         $    952           $      550        $      ---        $   40,824
  Tenant Recoveries and Other
    Income..............................              461                  236               ---            10,064
                                               ----------           ----------        ----------        ----------
        Total Revenues..................            1,413                  786               ---            50,888
                                               ----------           ----------        ----------        ----------
EXPENSES:
 Real Estate Taxes......................              431                  194               ---             8,941
  Repairs and Maintenance...............               48                   31               ---             2,181
  Property Management...................               15                   22               ---             1,987
  Utilities.............................                6                    1               ---             1,515
  Insurance.............................                8                    5               ---               215
  Other.................................              ---                  ---               ---               551
  General and Administrative.......                   ---                  ---               ---             2,642
  Interest Expense......................              ---                  ---             (435)             8,672
  Amortization of Interest Rate
    Protection Agreements and
    Deferred Financing Costs............              ---                  ---               ---                 8
  Depreciation and Other
   Amortization.........................              ---                  ---             1,457             7,700
                                               ----------           ----------        ----------        ----------
        Total Expenses..................              508                  253             1,022            34,412
                                               ----------           ----------        ----------        ----------
Income Before Disposition of
  Interest Rate Protection
  Agreements, Gain on Sales of
  Properties, Equity in Income
  of  Other Real Estate
  Partnerships  and
  Extraordinary Item....................              905                  533           (1,022)            16,476
Disposition of Interest Rate
  Protection Agreements.................              ---                  ---               ---             4,038
Gain on Sales of Properties.............              ---                  ---               ---               460
                                               ----------           ----------        ----------        ----------
Income Before Equity in Income
   of Other Real Estate
  Partnerships and Extraordinary
   Item.................................              905                  533           (1,022)            20,974
Equity in Income of
   Other Real Estate
   Partnerships.........................              ---                  ---               179             8,209
                                               ----------           ----------        ----------        ----------
Income Before
   Extraordinary  Item..................         $    905           $      533        $    (843)        $   29,183
                                               ==========           ==========        ==========        ==========



The accompanying notes are an integral part of the pro forma financial statement.

                             FIRST INDUSTRIAL, L.P.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

1.   BASIS OF PRESENTATION.

     First Industrial, L.P. (the "Operating Partnership") was organized as a limited partnership in the state of Delaware on November 23, 1993. The sole general partner is First Industrial Realty Trust, Inc. (the "Company") with an approximate 88.0% ownership interest at June 30, 1997.

     The accompanying unaudited pro forma statement of operations for the Operating Partnership reflects the historical operations of the Operating Partnership for the period January 1, 1997 through June 30, 1997, the acquisition of one property on January 9, 1997 (the "1997 Acquisition Property") and 39 properties acquired on January 31, 1997 (the "Lazarus Burman Properties") which are reported on Amendment No. 3 to Form S-3 dated April 30, 1997, 15 properties (the "Punia Phase I Properties") acquired on June 30, 1997 and the additional 33 properties (the "Punia Phase II Properties") to be acquired by September 30, 1997 (together, the "Punia Acquisition Properties") which are reported on Form 8-K/A No.1 dated June 30, 1997 and nine properties acquired during the period February 1, 1997 through July 14, 1997 (the "Other 1997 Acquisition Properties") and two properties acquired during the period February 1, 1997 through July 14, 1997 (the "1997 Acquisition I Properties") reported on this Form 8-K/A No. 2.

     The accompanying unaudited pro forma financial statement has been prepared based upon certain pro forma adjustments to the historical June 30, 1997 financial statements of the Operating Partnership. The pro forma statement of operations for the six months ended June 30, 1997 has been prepared as if the properties acquired subsequent to December 31, 1996 had been acquired on either January 1, 1996 or the lease commencement date if the property was developed and as if the 8 3/4% Series B Preferred Units issued on May 14, 1997 (the "Series B Preferred Capital Contribution") and the 8 5/8% Series C Preferred Units issued on June 6, 1997 (the "Series C Preferred Capital Contribution") had been completed on January 1, 1996.

     The unaudited pro forma financial statement is not necessarily indicative of what the Operating Partnership's results of operations would have been for the six months ended June 30, 1997 had the properties been acquired as described above, nor do they purport to present the future results of operations of the Operating Partnership.


2.   PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - JUNE 30, 1997

(a) The historical operations reflect the operations of the Operating Partnership for the period January 1, 1997 through June 30, 1997 as reported on the Operating Partnership's 10-Q/A No.1 dated August 26, 1997.

(b)  The historical operations reflect the operations of the 1997
     Acquisition Property for the period January 1, 1997 through the acquisition date of this property on January 9, 1997.

(c) The historical operations reflect the operations of the Lazarus Burman Properties for the period January 1, 1997 through January 31, 1997.

(d) The historical operations reflect the operations of the Punia Acquisition Properties for the period January 1, 1997 through June 30, 1997.

                             FIRST INDUSTRIAL, L.P.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

(e) The historical operations reflect the operations of the Other 1997 Acquisition Properties for the period January 1, 1997 through the earlier of June 30, 1997 or their respective acquisition dates.

(f) The historical operations reflect the operations of the 1997
    Acquisition I Properties for the period January 1, 1997 through the earlier of June 30, 1997 or their respective acquisition dates.

(g) In connection with the Lazarus Burman Properties acquisition, the Operating Partnership assumed two mortgage loans totaling $4.5 million (the "Lazarus Burman Mortgage Loans"). The interest expense adjustment reflects interest on the Lazarus Burman Mortgage Loans as if such indebtedness was outstanding beginning January 1, 1996.

     The interest expense adjustment reflects an increase in the acquisition facility borrowings (at the 30-day London Interbank Offered Rate ("LIBOR") plus 1%) for the assumed earlier purchase of the 1997 Acquisition Property, the Lazarus Burman Properties, the Punia Acquisition Properties, the Other 1997 Acquisition Properties and the 1997 Acquisition I Properties offset by the interest savings related to the assumed repayment of $144.0 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the Series B Preferred Capital Contribution and Series C Preferred Capital Contribution.

     The depreciation and amortization adjustment reflects the charges for the 1997 Acquisition Property, the Lazarus Burman Properties, the Punia Acquisition Properties, the Other 1997 Acquisition Properties and the 1997 Acquisition I Properties from January 1, 1997 through the earlier of their respective acquisition date or June 30, 1997.

     The equity in income of other real estate partnerships adjustment reflects the Operating Partnership's 99% limited partnership equity interest in an acquisition made by First Industrial Pennsylvania Partnership, L.P.

                             FIRST INDUSTRIAL, L.P.
                       PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)


                                                           First Industrial,     First Highland         Other Acquisition
                                                           L.P.                    Properties              Properties
                                                           (Historical)           (Historical)            (Historical)
                                                           Note 2 (a)              Note 2 (b)              Note 2 (c)
                                                          ------------------    ----------------       --------------------
REVENUES:
 Rental Income....................................          $   29,166             $    1,385             $   1,029
 Tenant Recoveries and
  Other Income....................................               8,421                     99                   218
                                                          ------------------    ----------------       --------------------
    Total Revenues................................              37,587                  1,484                 1,247
                                                          ------------------    ----------------       --------------------
EXPENSES:
 Real Estate Taxes................................               6,109                    129                   237
 Repairs and Maintenance..........................               1,071                     89                    45
 Property Management..............................               1,153                     62                    40
 Utilities........................................               1,047                    153                    21
 Insurance........................................                 271                     23                    14
 Other............................................                 284                    ---                   ---
 General and Administrative.......................               4,014                    ---                   ---
 Interest Expense.................................               4,685                    ---                   ---
 Amortization of Interest Rate
  Protection Agreements and
  Deferred Financing Costs........................                 196                    ---                   ---
 Depreciation and Other
  Amortization....................................               6,310                    ---                   ---
                                                          ------------------    ----------------       --------------------
     Total Expenses...............................              25,140                    456                   357
                                                          ------------------    ----------------       --------------------
Income Before Gain on Sales of
 Properties, Equity in Income
 of Other Real Estate
 Partnerships and
 Extraordinary Item...............................              12,447                  1,028                   890
Gain on Sale of Properties........................               4,344                    ---                   ---
                                                          ------------------    ----------------       --------------------
Income Before Equity in Income
 of Other Real Estate
 Partnerships and
 Extraordinary Item...............................              16,791                  1,028                   890
Equity in Income of Other
 Real Estate Partnerships.........................              20,130                    ---                   ---
                                                          ------------------    ----------------       --------------------
Income Before Extraordinary
 Item.............................................          $   36,921             $    1,028             $     890
                                                          ==================    ================       ====================

                                                                                       1996                1997
                                                           Acquisition              Acquisition         Acquisition
                                                           Properties               Properties           Property        Subtotal
                                                           (Historical)             (Historical)        (Historical)       Carry
                                                            Note 2 (d)              Note 2 (e)          Note 2 (f)       Forward
                                                         -----------------       -----------------    ---------------  ------------
REVENUES:
 Rental Income....................................         $   2,893                $  7,601            $     948        $  43,022
 Tenant Recoveries and
  Other Income....................................               469                     944                  210           10,361
                                                         -----------------       -----------------    ---------------  ------------
    Total Revenues................................             3,362                   8,545                1,158           53,383
                                                         -----------------       -----------------    ---------------  ------------
EXPENSES:
 Real Estate Taxes................................               519                   1,283                  167            8,444
 Repairs and Maintenance..........................               139                     539                   62            1,945
 Property Management..............................               109                     354                   30            1,748
 Utilities........................................                68                      30                  135            1,454
 Insurance........................................                44                      65                  ---              417
 Other............................................               ---                       2                  ---              286
 General and Administrative.......................               ---                     ---                  ---            4,014
 Interest Expense.................................               ---                     ---                  ---            4,685
 Amortization of Interest Rate
  Protection Agreements and
  Deferred Financing Costs........................               ---                     ---                  ---              196
 Depreciation and Other
  Amortization....................................               ---                     ---                  ---            6,310
                                                         -----------------       -----------------    ---------------  ------------
     Total Expenses...............................               879                   2,273                  394           29,499
                                                         -----------------       -----------------    ---------------  ------------
Income Before Gain on Sales of
 Properties, Equity in Income
 of Other Real Estate
 Partnerships and
 Extraordinary Item...............................             2,483                   6,272                  764           23,884
Gain on Sale of Properties........................               ---                     ---                  ---            4,344
                                                         -----------------       -----------------    ---------------  ------------
Income Before Equity in Income
 of Other Real Estate
 Partnerships and
 Extraordinary Item...............................             2,483                   6,272                  764           28,228
Equity in Income of Other
 Real Estate Partnerships.........................               ---                     ---                  ---           20,130
                                                         -----------------       -----------------    ---------------  ------------
Income Before Extraordinary
 Item.............................................         $   2,483                $  6,272            $     764        $  48,358
                                                         =================       =================    ===============  ============

The accompanying notes are an integral part of the pro forma financial statement

                             FIRST INDUSTRIAL, L.P.
                       PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)



                                                      Lazarus          Punia       Other 1997         1997
                                                      Burman        Acquisition    Acquisition   Acquisition I
                                        Subtotal     Properties      Properties     Properties     Properties
                                          Carry     (Historical)    (Historical)   (Historical)   (Historical
                                         Forward     Note 2 (g)      Note 2 (h)     Note 2 (i)     Note 2 (j)
                                         -------     ---------       ---------      ----------     ----------
REVENUES:
 Rental Income......................     $43,022       $18,606        $10,448        $2,749          $1,451
 Tenant Recoveries and
  Other Income......................      10,361         4,636          2,668           987             648
                                         -------       -------        -------        ------          ------
   Total Revenues...................      53,383        23,242         13,116         3,736           2,099
                                         -------       -------        -------        ------          ------
EXPENSES:
 Real Estate Taxes..................       8,444         4,767          1,908         1,051             490
 Repairs and Maintenance............       1,945         1,477            795            99             102
 Property Management................       1,748           732            329            60              54
 Utilities..........................       1,454           959            586            27               7
 Insurance..........................         417           275            160            23              22
 Other..............................         286           457            218           ---             ---
 General and Administrative.........       4,014           ---            ---           ---             ---
 Interest Expense...................       4,685           ---            ---           ---             ---
 Amortization of Interest Rate
  Protection Agreements and
  Deferred Financing Costs..........         196           ---            ---           ---             ---
 Depreciation and Other
  Amortization......................       6,310           ---            ---           ---             ---
                                         -------       -------        -------        ------          ------
   Total Expenses...................      29,499         8,667          3,996         1,260             675
                                         -------       -------        -------        ------          ------

Income Before Gain on Sales of
 Properties, Equity in Income of
 Other Real Estate Partnerships
 and Extraordinary Item ............      23,884        14,575          9,120         2,476           1,424
Gain on Sales of Properties.........       4,344           ---            ---           ---             ---
                                         -------       -------        -------        ------          ------
Income Before Equity in Income
 of Other Real Estate
 Partnerships and
 Extraordinary Item.................      28,228        14,575          9,120         2,476           1,424
Equity in Income of Other
 Real Estate Partnerships...........      20,130           ---            ---           ---             ---
                                         -------       -------        -------        ------          ------
Income Before Extraordinary
 Item...............................     $48,358       $14,575        $ 9,120       $ 2,476          $1,424
                                         =======       =======        =======       =======          ======

                                                      First
                                                    Industrial,
                                        Pro Forma       L.P.
                                        Adjustments     Pro
                                        Note 2 (k)     Forma
                                        ----------  -----------
REVENUES:
 Rental Income......................    $     ---      $76,276
 Tenant Recoveries and
  Other Income......................          ---       19,300
                                        ---------      -------
   Total Revenues...................          ---       95,576
                                        ---------      -------
EXPENSES:
 Real Estate Taxes..................          ---       16,660
 Repairs and Maintenance............          ---        4,418
 Property Management................          ---        2,923
 Utilities..........................          ---        3,033
 Insurance..........................          ---          897
 Other..............................          ---          961
 General and Administrative.........          ---        4,014
 Interest Expense...................        5,303        9,988
 Amortization of Interest Rate
  Protection Agreements and
  Deferred Financing Costs..........          ---          196
 Depreciation and Other
  Amortization......................        7,997       14,307
                                        ---------      -------
   Total Expenses...................       13,300       57,397
                                        ---------      -------
Income Before Gain on Sales of
 Properties, Equity in Income of
 Other Real Estate Partnerships
 and Extraordinary Item ............      (13,300)      38,179
Gain on Sales of Properties.........          ---        4,344
                                        ---------      -------
Income Before Equity in Income
 of Other Real Estate
 Partnerships and
 Extraordinary Item.................      (13,300)      42,523
Equity in Income of Other
 Real Estate Partnerships...........        1,194       21,324
                                        ---------      -------
Income Before Extraordinary
 Item...............................    $ (12,106)     $63,847
                                        =========      =======

              The accompanying notes are an integral part of the
                        pro forma financial statement.

                             FIRST INDUSTRIAL, L.P.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

1.   BASIS OF PRESENTATION.

     First Industrial, L.P. (the "Operating Partnership") was organized as a limited partnership in the state of Delaware on November 23, 1993. The sole general partner is First Industrial Realty Trust, Inc. (the "Company") with an approximate 92.4% ownership interest at December 31, 1996.

     The accompanying unaudited pro forma statement of operations for the Operating Partnership reflects the historical operations of the Operating Partnership for the period January 1, 1996 through December 31, 1996 and the acquisition of 27 properties (the "First Highland Properties") and 18 properties (the "Other Acquisition Properties") acquired by the Operating Partnership between January 1, 1996 and April 10, 1996, the acquisition of 14 properties (the "Acquisition Properties") and 43 properties (the "1996 Acquisition Properties") between April 11, 1996 and December 31, 1996, one property acquired on January 9, 1997 (the "1997 Acquisition Property"), and 39 properties acquired on January 31, 1997 (the "Lazarus Burman Properties") which are reported on Amendment No. 3 to Form S-3 dated April 30, 1997, the acquisition of 15 properties (the "Punia Phase I Properties") acquired on June 30, 1997 and the additional 33 properties (the "Punia Phase II Properties") to be acquired by September 30, 1997 (together, the "Punia Acquisition Properties") which are reported on Form 8-K/A No. 1 dated June 30, 1997 and nine properties acquired during the period February 1, 1997 through July 14, 1997 (the "Other 1997 Acquisition Properties") and two properties acquired during the period February 1, 1997 through July 14, 1997 (the "1997 Acquisition I Properties") reported on this Form 8-K/A No.2.

     The accompanying unaudited pro forma financial statement has been prepared based upon certain pro forma adjustments to the historical December 31, 1996 financial statements of the Operating Partnership. The pro forma statement of operations for the year ended December 31, 1996 has been prepared as if the properties acquired subsequent to December 31, 1995 had been acquired on either January 1, 1996 or the lease commencement date if the property was developed and as if the 5,175,000 Operating Partnership Units (the "Units") issued on February 2, 1996 (the "February 1996 Capital Contribution"), the 5,750,000 Units issued on October 25, 1996 (the "October 1996 Capital Contribution"), the 8 3/4% Series B Preferred Units issued on May 14, 1997 (the "Series B Preferred Capital Contribution") and the 8 5/8% Series C Preferred Units issued on June 6, 1997 (the "Series C Preferred Capital Contribution") had been completed on January 1, 1996.

     The unaudited pro forma financial statement is not necessarily indicative of what the Operating Partnership's results of operations would have been for the year ended December 31, 1996 had the properties been acquired as described above, nor do they purport to present the future results of operations of the Operating Partnership.

2.    PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - DECEMBER 31, 1996

 (a) The historical operations reflect income from continuing operations of the Operating Partnership for the period January 1, 1996 through December 31, 1996 as reported on the Operating Partnership's Amendment No. 3 to Form S-3 dated April 30, 1997.

 (b) The historical operations reflect the operations of the First Highland Properties for the period January 1, 1996 through the acquisition date of these properties on March 20, 1996.

 (c) The historical operations reflect the operations of the Other Acquisition Properties for the period January 1, 1996 through their respective acquisition dates.

 (d) The historical operations reflect the operations of the Acquisition Properties for the period January 1, 1996 through their respective acquisition dates.

                             FIRST INDUSTRIAL, L.P.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

 (e) The historical operations reflect the operations of the 1996 Acquisition Properties for the period January 1, 1996 through their respective acquisition dates.

 (f)  The historical operations reflect the operations of the 1997
      Acquisition Property for the period January 1, 1996 through December 31, 1996.

 (g)  The historical operations reflect the operations of the Lazarus
      Burman Properties for the period January 1, 1996  through December 31,
      1996.

 (h) The historical operations reflect the operations of the Punia Acquisition Properties for the period January 1, 1996 through December 31, 1996.

 (i) The historical operations reflect the operations of the Other 1997 Acquisition Properties for the period January 1, 1996 through December 31, 1996.

 (j)  The historical operations reflect the operations of the 1997
      Acquisition I Properties for the period January 1, 1996 through December 31, 1996.

 (k) In connection with the First Highland Properties acquisition, the Operating Partnership assumed two mortgage loans totaling $9.4 million (the "Assumed Indebtedness") and also entered into a new mortgage loan in the amount of $36.8 million ( the "New Indebtedness"). The interest expense adjustment reflects interest on the Assumed Indebtedness and the New Indebtedness as if such indebtedness was outstanding beginning January 1, 1996.

     In connection with the Lazarus Burman Properties acquisition, the Operating Partnership assumed two mortgage loans totaling $4.5 million (the "Lazarus Burman Mortgage Loans"). The interest expense adjustment reflects interest on the Lazarus Burman Mortgage Loans as if such indebtedness was outstanding beginning January 1, 1996.

     The interest expense adjustment reflects an increase in the acquisition facility borrowings (at the 30-day London Interbank Offered Rate ("LIBOR") plus 2%) for the assumed earlier purchase of the Other Acquisition Properties offset by the interest savings related to the assumed repayment of $59.4 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the February 1996 Capital Contribution.

     The interest expense adjustment reflects an increase in the acquisition facility borrowings (at LIBOR plus 2%) for borrowings under the Operating Partnership's $150 million secured revolving credit facility (the "1994 Acquisition Facility") or LIBOR plus 1.1% for borrowings under the Operating Partnership's $200 million unsecured revolving credit facility (the "1996 Acquisition Facility") for the assumed earlier purchase of the Acquisition Properties and the 1996 Acquisition Properties, offset by the interest savings related to the assumed repayment of $84.2 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the October 1996 Capital Contribution.

     The interest expense adjustment reflects an increase in the acquisition facility borrowings (at the 30-day London Interbank Offered Rate ("LIBOR") plus 1%) for the assumed earlier purchase of the 1997 Acquisition Property, the Lazarus Burman Properties, the Punia Acquisition Properties, the Other 1997 Acquisition Properties and the 1997 Acquisition I Properties offset by the interest savings related to the assumed repayment of $144.0 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the Series B Preferred Capital Contribution and Series C Preferred Capital Contribution.

                             FIRST INDUSTRIAL, L.P.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

     The depreciation and amortization adjustment reflects the charges for the First Highland Properties, the Other Acquisition Properties, the Acquisition Properties, the 1996 Acquisition Properties, the 1997 Acquisition Property, the Lazarus Burman Properties, the Punia Acquisition Properties, the Other 1997 Acquisition Properties and the 1997 Acquisition I Properties from January 1, 1996 through the earlier of their respective acquisition date or December 31, 1996.

     The equity in income of other real estate partnerships adjustment reflects the Operating Partnership's 99% limited partnership equity interest in an acquisition made by First Industrial Pennsylvania Partnership, L.P. and an acquisition made by First Industrial Indianapolis, L.P.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 FIRST INDUSTRIAL, L.P.
                                 BY: FIRST INDUSTRIAL REALTY TRUST, INC.
                                 Its Sole General Partner




October 16, 1997                 By:/s/  Michael J. Havala
                                    --------------------------------------------
                                    Michael J. Havala
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

                                 EXHIBIT INDEX




Exhibit No.             Description
-----------             -----------
   23                   Consent of Coopers & Lybrand L.L.P.,
                        Independent Accountants